SPECIFIC TERMS IN THIS AGREEMENT HAVE BEEN REDACTED BECAUSE SUCH TERMS ARE BOTH NOT MATERIAL AND ARE OF A TYPE THAT TETRA TECHNOLOGIES, INC. TREATS AS CONFIDENTIAL. THESE REDACTED TERMS HAVE BEEN MARKED IN THIS EXHIBIT AT THE APPROPRIATE PLACE WITH THREE ASTERISKS [***].
PROJECT [***]
MEMORANDUM OF UNDERSTANDING
Amendment No. 2
This Amendment No. 2 (this “MOU Amendment No. 2”) to the MEMORANDUM OF UNDERSTANDING, dated June 19, 2023, by and between TETRA Technologies Inc. (“TETRA”) and Saltwerx LLC (“Saltwerx”), is made effective as of January 16, 2024 the (“MOU”).
Recitals
WHEREAS, TETRA and Saltwerx wish to amend the MOU on the terms and conditions described herein;
NOW THEREFORE, for and in consideration of the mutual covenants and agreements contained herein, TETRA and Saltwerx hereby agree as follows:
1.Section 1.4 of the MOU is hereby deleted and replaced in its entirety with the following:
“1.4. For a period of twelve (12) months after the Execution Date TETRA and Saltwerx shall each, and shall cause each of their respective affiliates to, deal exclusively with the other party for the purposes of development of the Amended Brine Unit or any other brine unit that includes any of TETRA’s or Saltwerx’s current brine leases that are included in the Amended Brine Unit, and will not, directly or indirectly, solicit, initiate, entertain or accept any offers or proposal from, negotiate or enter into any discussion or agreements with, or provide any information to, any person or entity other than the other party regarding the development of the Amended Brine Unit or any of the brine interests or leases that are included in the Amended Brine Unit; except that the foregoing shall not restrict TETRA from soliciting, initiating, entertaining or accepting any offers or proposals from, negotiating or entering into any discussion or agreements, or providing information to other parties related to TETRA’s financing requirements for any aspect of the Amended Brine Unit; provided that in no event shall TETRA enter into any agreement or arrangement that would directly or indirectly transfer or otherwise encumber twenty- five percent (25%) or more of the lithium extraction rights in the Amended Brine Unit or otherwise restrict Saltwerx’s ability to exercise its rights under paragraphs 1.7 and 1.9 hereof.”
2.All Other Terms and Conditions. Except as expressly set forth herein, all of the terms and conditions of the MOU shall remain in full force and effect. All capitalized terms not defined herein shall have the meanings assigned thereto in the MOU. This MOU Amendment No. 2 may be executed in any number of counterparts, each of which counterparts, when executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.
IN WITNESS WHEREOF, TETRA and Saltwerx have caused this MOU Amendment No. 2 to be executed as of the date first written above.

TETRA TECHNOLOGIES INC.

By: /s/ Elijio V. Serrano
Name: Elijio V. Serrano
Title: Chief Financial Officer

SALTWERX LLC

By: /s/ [***]
Name: [***]
Title: [***]